UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 15, 2010

GOOGLE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 7, 2010, On2 Technologies, Inc. (“On2”), Google Inc. (“Google”), Oxide Inc., a Delaware corporation and a wholly owned subsidiary of Google (“Merger Sub I”) and Oxide LLC, a Delaware limited liability company and a wholly owned subsidiary of Google (“Merger Sub II”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of August 4, 2009, by and among On2, Google and Merger Sub I (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, as amended, Merger Sub I will be merged with and into the Company and, as a result, the Company will continue as the surviving corporation and a wholly owned subsidiary of Google (the “First Step Merger”). As soon as practicable thereafter, the Company will merge with and into Merger Sub II and, as a result, Merger Sub II will continue as the surviving entity and a wholly owned subsidiary of Google (the “Second Step Merger” and, taken together with the First Step Merger, the “Merger”).

As a result of the amendment to the Merger Agreement, Google filed a supplement, dated January 15, 2010 (the “Supplement”), to the definitive proxy statement/prospectus, dated November 3, 2009, which forms a part of a registration statement on Form S-4, as amended (File No. 333-161858) (the “Registration Statement”), that Google filed on September 11, 2009 in connection with the proposed Merger. The Registration Statement includes a proxy statement of On2 and also constitutes a prospectus of Google. The supplement to the definitive proxy statement/prospectus constitutes a supplement to the prospectus of Google with respect to the shares of Google Class A Common Stock to be issued to On2 stockholders in connection with the proposed Merger and also constitutes a supplement to On2’s proxy statement with respect to the February 17, 2010 reconvened special meeting of On2 stockholders to consider and vote to adopt the Merger Agreement, as amended. In connection therewith, Wilson Sonsini Goodrich & Rosati, P.C. rendered a revised opinion regarding certain tax matters. A copy of its opinion is attached hereto as Exhibit 8.1.

This report is also being filed for the purpose of filing as exhibits the document listed in Item 9.01 below, which is hereby incorporated by reference into the Registration Statement, as amended and as supplemented by the Supplement or otherwise pursuant to requirements of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description.

8.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C. as to Tax Matters

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: January 15, 2010	/S/ DONALD HARRISON
Donald Harrison Assistant Secretary